Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge: 1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: January 25, 2007

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge: 1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: January 25, 2007

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Attachment A
N-CSR
Period (s) ended November 30, 2006

030 Putnam New York Tax Exempt Income Fund
012 Putnam Equity Income Fund
949 Putnam Classic Equity Fund
060 Putnam High Yield Advantage Fund
398 Putnam Limited Duration Government Income Fund
058 Putnam Investment Grade Municipal Trust
019 Putnam New Jersey Tax Exempt Income Fund
847 Putnam Minnesota Tax Exempt Income Fund
855 Putnam Arizona Tax Exempt Income Fund
168 Putnam Tax Free Health Care Fund
433 Putnam Capital Appreciation Fund
848 Putnam Ohio Tax Exempt Income Fund
845 Putnam Massachusetts Tax Exempt Income Fund
037 Putnam Florida Tax Exempt Income Fund
846 Putnam Michigan Tax Exempt Income Fund
047 Putnam Pennsylvania Tax Exempt Income Fund